SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549


                             FORM 8-K


        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 10,
1996



                     Vanguard Airlines, Inc.
      (Exact name of registrant as specified in its charter)



  Delaware                      0-27034                 48-1149290
(State or other               (Commission              (I.R.S. Employer
 jurisdiction of              File Number)             Identification No.)
 incorporation)


              30 N.W. Rome Circle, Mezzanine Level,
               Kansas City International Airport,
                   Kansas City, Missouri 64153
   (Address of principal executive offices including zip code)



Registrant's telephone number, including area code (816) 243-2100




                                                      Page 1 of 4
                                                Exhibit at Page 4

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ITEM 5.   OTHER EVENTS.


     The Company issued a press release on September 10, 1996, announcing the completion of its private placement of units of securities, each unit consisting of the Company's common stock, par value $.001, and a redeemable common stock purchase warrant and that the Company has satisfied the requirements outlined by the Nasdaq Stock Market and believes Nasdaq will grant the Company continued listing on the Nasdaq SmallCap Market. A copy of the press release in connection with these announcements is attached hereto as Exhibit 99.2.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.



          Financial Statements

          Attached hereto as Exhibit 99.1 is a Statement of Operations and Balance Sheet as of July 31, 1996 with pro forma adjustments to reflect the completion of the Company's private placement of securities.

          Exhibits.

          99.2  Press release dated September 10, 1996.



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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Kansas City, State of Missouri, on September 10, 1996.


                    VANGUARD AIRLINES, INC.




                    By /s/ Robert J. McAdoo
                         Robert J. McAdoo
                         Chairman of the Board, President and
                         Chief Executive Officer


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            INDEX TO FINANCIAL STATEMENTS AND EXHIBITS


Exhibit                                         Sequential
Numbers                 Description             Page Number

99.1                    Statement of
                        Operations and
                        Balance Sheet as
                        of July, 31, 1996

99.2                    Press release dated
                        September 10, 1996

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